Exhibit 24


THE GOLDMAN SACHS GROUP, INC.

By:       /s/ Yvette Kosic
          ------------------------
Name:     Yvette Kosic
Title:    Attorney-in-fact



GOLDMAN, SACHS & CO.

By:       /s/ Yvette Kosic
          ------------------------
Name:     Yvette Kosic
Title:    Attorney-in-fact



GS DIRECT, L.L.C.

By:       /s/ Yvette Kosic
          ------------------------
Name:     Yvette Kosic
Title:    Attorney-in-fact